UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 15, 2003

E-Com Technologies Corp.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

001-31503
(Commission File Number)

98-0199981
(IRS Employer Identification No.)

Suite 620 - 800 West Pender Street, Vancouver, British Columbia V6C 2V6
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 604.685.5851

Item 9. Regulation FD Fair Disclosure.

On April 15, 2003, we filed our Form 10-KSB Annual Report for the year ended December 31, 2002 with the United States Securities and Exchange Commission. Pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that requires our Chief Executive Officer and Chief Financial Officer to certify periodic reports that contain financial statements, we have attached as exhibit 99.1 to this Form 8-K Current Report, the Certification of the Chief Executive Officer and the Chief Financial Officer.

Exhibits

99.1 Certification dated October 16, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E-Com Technologies Corp.

/s/ Ron Jorgensen
Ron Jorgensen, Director

Date: October 16, 2003